UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 27, 2015

ASSET PROTECTION OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-1503455	27-3387893
(Commission File Number)	(IRS Employer Identification No.)

9500 WEST FLAMINGO ROAD SUITE 205 LAS VEGAS NV 89147	89147
(Address of Principal Executive Offices)	(Zip Code)

(800) 581-1522

(Registrant’s Telephone Number, Including Area Code)

BAUMAN ESTATE PLANNING, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 27, 2015, Asset Protection of America, Inc. (the “Registrant”) dismissed Cutler & Company LLC (“Cutler”) as its independent registered public accounting firm. The decision was approved by the Registrant’s Board of Directors.

The reports of Cutler on the Registrant’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to the Registrant’s ability to continue as a going concern. During the Registrant’s fiscal years ended December 31, 2013 and 2012, and the subsequent period through the date of this report, there were (i) no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cutler would have caused Cutler to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Cutler with a copy of the disclosures made in this Current Report on Form 8-K and requested that Cutler furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Cutler is attached as Exhibit 16.1 hereto.

On October 27, 2015, the Registrant engaged TAAD, LLP (“TAAD”) as the Registrant’s new independent registered public accounting firm. The appointment of TAAD was approved by the Registrant’s Board of Directors.

Item 5.03 Amendments to Articles of Incorporation of Bylaws.

Pursuant to the Certificate of Amendment of the Registrant’s Articles of Incorporation (the “Amendment”), as filed with the Secretary of State of the State of Nevada on March 28, 2014, the Registrant changed the name of the Registrant from “Bauman Estate Planning, Inc.” to “Asset Protection of America, Inc.” (the “Corporate Name Change”).

The Registrant’s Board of Directors and stockholders representing at least two-thirds of the outstanding shares of the Registrant’s common stock approved the foregoing actions on March 28, 2014 by written consent.

The Amendment, as filed with the Secretary of State of the State of Nevada on March 28, 2014, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. 3.1 16.1	Certificate of Amendment to the Articles of Incorporation Letter from Cutler & Company LLC dated October 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asset Protection of America, Inc.

By: /s/ Todd Bauman

Todd Bauman, President and Treasurer